UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

September 26, 2012

Date of Report (Date of earliest event reported)

_____________________________

HII Technologies, Inc.

________________________________________________________________________________________

(Exact name of registrant as specified in its charter)

Delaware

                 000-30291

                 03-045386

________________________________________________________________________________________

(State or other jurisdiction                                     (Commission

(IRS Employer

 of incorporation)                                                     File Number)

  Identification No.)

                           710 N. Post Oak Road, Suite 400, Houston, Texas

 77024

________________________________________________________________________________________

(Address of principal executive offices)                                      (Zip Code)

Registrant’s telephone number, including area code:  (713) 821-3157

________________________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A amends the Current Report on Form 8-K dated September 26, 2012 filed with the Securities and Exchange Commission on October 2, 2012 to include the requirements of Item 9.01(a) Financial Statements of Business Acquired, Item 9.01(b) Pro Forma Financial Information.

Section 1 – Registrant’s Business and Operations

Item 1.01

Entry into a Material Definitive Agreement.

1.

See Item 2.01 below.

2.

Employment Agreements with each of Brent Mulliniks and Billy Cox.  On September 27, 2012, Apache Energy Services LLC (“Apache”)  entered into  three-year employment agreements with each Brent Mulliniks and Billy Cox.  Under the terms of the agreements, Apache agreed to pay Messrs.  Mulliniks and Cox a base salary of $180,000 per year. In addition to their base salary, Messrs.  Mulliniks and Cox will receive quarterly bonus payments (“Quarterly Bonus Payments”) equal to the product of (i) Apache’s EBITDA in any calendar month(s) during said quarter in excess of $100,000 for such calendar months multiplied by (ii) twenty-three percent (23%) multiplied by (iii) fifty percent (50%).   The employment agreements contain 2-year non-complete/non-solicitation provisions.

3.

See Item 3.02 below---Note and Warrant Financing.

Section 2 – Financial Information

Item 2.01

Completion of Acquisition or Disposition of Assets.

On September 27, 2012, we consummated the acquisition (the “Acquisition”) of all of the outstanding membership interests of Apache Energy Services LLC, a Nevada limited liability company  (“Apache”) pursuant to the terms of a Securities Purchase Agreement dated September 26, 2012 by and among the registrant, Apache and the members of Apache (the “Purchase Agreement”). The purchase price consisted of: (a)    Cash in the amount of $290,000, of which $250,000 was paid on the closing date and the remaining $40,000 is payable (subject to a purchase price adjustment) in six equal installments, with the first installment payable on the first day of each month beginning the third month following the month in which the Closing occurs and each month thereafter until paid in full; (b) $1,300,000 in 5% subordinated secured promissory notes (the  “Notes”), and (c) 6,500,000 shares (the “Shares”) of the registrant’s common stock.  The Notes are payable in 12 equal quarterly installments beginning on February 1, 2013 and have a maturity date of November 1, 2015.  The Notes are secured by the assets of the registrant and Apache.   The Shares are subject to a restricted stock agreement pursuant to which 500,000 shares will vest each quarter beginning December 31, 2012. The purchase agreement contains 2-year non-compete/non-solicitation provisions for Messrs. Mulliniks and Cox.   The registrant granted piggy-back registration rights with respect to the Shares pursuant to the terms of a registration rights agreement dated September 27, 2012 by and among the registrant, Brent Mulliniks and Billy Cox.   The registrant relied on the exemption from registration provided by Rule 506 and/or Section 4(2) of the Securities Act of 1933, as amended, for the offer and sale of the notes and the shares.

The paragraphs above describe certain of the material terms of the Purchase Agreement. Such description is not a complete description of the material terms of the Purchase Agreement and is qualified in its entirety by reference to the agreements entered into in connection therewith which are included as exhibits to this Current Report on Form 8-K.

Section 3 – Securities and Trading Markets

Item 3.02

Unregistered Sales of Equity Securities.

1.

See Item 2.01 above.

2.

Note and Warrant Financing.  On September 26, 2012, the registrant issued $300,000 of principal amount of 10% subordinated secured promissory notes and warrants to purchase shares of the registrant’s common stock. The aggregate gross proceeds from the sale of the notes and warrants were $300,000. The notes are due on September 23, 2013 and bear interest at the rate of ten percent (10%).  The notes are secured by the assets of the registrant.  The notes were issued with “Class A” warrants to purchase up to 1,800,000 shares of the registrant’s common stock at an exercise price of $0.10 per share and “Class B” warrants to purchase up to 900,000 shares of the registrant’s common stock at an exercise price of $0.10 per share. The number of Warrant Shares underlying each Class A Warrant will be equal to the principal amount of the Note subscribed for by a purchaser multiplied by six (6).  The Class B Warrants will be exercisable beginning on the one-year anniversary of the Closing Date (the “Target Date”) and the number of warrant shares underlying the Class B Warrant shall be equal to either (A) the principal amount of note subscribed for by a purchaser multiplied by 3 shares, if the Market Price (as defined in the Class B Warrant) on the Target Date is less than $0.20 or (B) 0 shares, if the Market Price on the Target Date is at least $0.20. The Class A Warrants and Class B Warrants will be exercisable until five (5) years after the closing date.  The Class A Warrants and the Class B Warrants will be exercisable on a cashless basis.

The registrant relied on the exemption from registration provided by Rule 506 and/or Section 4(2) of the Securities Act of 1933, as amended, for the offer and sale of the notes and the warrants.

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment

                         of Principal Officers.

In connection with the transaction described under Item 2.01 above, on September 27, 2012, our Board of Directors appointed Brent Mulliniks as a director of HII Technologies, Inc.  Mr. Mulliniks has an employment agreement with Apache Energy Services, LLC, the registrant’s wholly owned subsidiary upon consummation of the transaction described under Item 2.01 above.  A description of this agreement is set forth under Item 1.01 above. Mr. Mulliniks professional history is set forth below.

Brent Mulliniks has been a director of HII Technologies, Inc. since September 27, 2012.  Mr. Mulliniks is a petroleum engineer with over 25 years of experience in the oil and gas industry. Mr. Mulliniks co-founded AES Water Solutions to support client initiatives in water transfer and handling.  Previously he was Vice-President of Engineering from Reichmann Petroleum Corporation, where he was in charge of the development of the North Texas Barnett Shale.   Previously, Mr. Mulliniks was  Vice President of Oil and Gas Operations for Devonian Resources, Inc., an independent oil and gas company primarily working unconventional reservoir, such as the Devonian Shale and Coal Bed Methane. Mr. Mulliniks  was responsible for the operation of over 200 oil and gas wells located in West Virginia, Kentucky, Kansas, and Texas.   Mr. Mulliniks was also previously employed with Geo-Assets Inc. as a Petroleum Engineer in the evaluation of producing and non-producing properties.  Mr. Mulliniks received his Bachelor of Science in Petroleum Engineering from Texas Tech University, Lubbock, Texas, and his Associates degree in Geology from Odessa Junior College, Odessa, Texas.

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits.

(a)

Financial Statements of Businesses Acquired.*

(i)

The audited financial statements of Apache Energy Services LLC for the period from inception to September 27, 2012.

*Attached as Exhibit 99.1.

(b)

Pro Forma Financial Information.**

(i) The unaudited pro forma condensed combined financial statements of HII Technologies, Inc. and Apache Energy Services LLC for the period ended June 30, 2012.

The unaudited pro forma condensed combined financial statements presented herein are for illustrative purposes only. The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable, and should be read in conjunction with the historical financial statements of HII Technologies, Inc. and Apache Energy Services, LLC. The unaudited pro forma information is not necessarily indicative of the future financial position or operating results of the combined company.

**Attached as Exhibit 99.2

(c)

Exhibits.

Exhibit

Number

Description

2.1

Securities Purchase Agreement dated as of September 26, 2012 by and among HII Technologies, Inc., Brent Mulliniks, Billy Cox and Apache Energy Services, LLC.(1)

4.1

Form of 5% Subordinated Secured Promissory Note issued by HII Technologies, Inc. and Apache Energy Services, LLC (1)

4.2

Form of 10% Subordinated Secured Promissory Note issued by HII Technologies, Inc. (1)

4.3

Form of Series A Warrant (1)

4.4

Form of Series B Warrant (1)

10.1

Security Agreement by and among HII Technologies, Inc., Apache Energy Services, LLC, Brent Mulliniks and Billy Cox. (1)

10.2

Employment Agreement dated as of September 27, 2012 between Apache Energy Services, LLC and Brent Mulliniks (1)

10.3

Employment Agreement dated as of September 27, 2012 between Apache Energy Services, LLC and Billy Cox. (1)

10.4

Registration Rights Agreement dated as of September 27, 2012.

10.5

Form of Restricted Stock Agreement. (1)

10.6

Subscription Agreement dated as of September 26, 2012 by and among HII Technologies, Inc. and the purchaser set forth therein. (1)

10.7                  Security Agreement dated as of September 26, 2012 by and among HII Technologies, Inc. and the secured parties set forth therein. (1)

99.1                  Financial Statements listed in Item 9.01(a) above.

                        99.2                 Pro Forma Financial Information listed in Item 9.01(b) above.

(1)

Filed as an Exhibit to our Current Report on Form 8-K dated September 26, 2012 and filed with the Securities and Exchange Commission on October 2, 2012 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HII Technologies, Inc.

(Registrant)

Date:  December 6, 2012

By: /s/ Matthew C. Flemming

Matthew C. Flemming, President